UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; (less FHA/VA); '; AF30; '; '; '; '
================================================================================

--------------------------------------------------------------------------------
Pool Summary                                COUNT               UPB           %
--------------------------------------------------------------------------------
Conforming                                    284    $49,865,641.00       40.24%
Non-Conforming                                142     74,063,421.00       59.76
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $123,929,061.87
Data as of Date: 2004-09-01
GROSS WAC: 6.1061%
NET WAC: 5.801%
% IO's: 8.05%
% SF/PUD: 82.61%
% FULL/ALT/DULP: 27.36%
% CASHOUT: 32.58%
% PURCHASE: 51.86%
% INVESTOR: 2.77%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 74.48%
% FICO > 679: 66.29%
% NO FICO: 0.00%
WA FICO: 705
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 41.97%
CALIFORNIA %: 31.89%
Latest Maturity Date: 20340801
Loans with Prepay Penalties: 41.97%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                COUNT               UPB           %
--------------------------------------------------------------------------------
30 YR FXD                                     426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                            COUNT               UPB           %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                              4       $144,500.00        0.12%
$50,000.01 - $100,000.00                       55      4,400,965.00        3.54
$100,000.01 - $150,000.00                      72      9,235,895.00        7.42
$150,000.01 - $200,000.00                      61     10,803,690.00        8.69
$200,000.01 - $250,000.00                      42      9,597,610.00        7.72
$250,000.01 - $300,000.00                      23      6,347,468.00        5.10
$300,000.01 - $350,000.00                      36     11,952,125.00        9.61
$350,000.01 - $400,000.00                      32     12,155,400.00        9.77
$400,000.01 - $450,000.00                      27     11,498,100.00        9.24
$450,000.01 - $500,000.00                      17      8,073,353.00        6.49
$500,000.01 - $550,000.00                      15      7,971,425.00        6.41
$550,000.01 - $600,000.00                      17      9,816,100.00        7.89
$600,000.01 - $650,000.00                      10      6,352,400.00        5.11
$650,000.01 - $700,000.00                       1        691,000.00        0.56
$700,000.01 - $750,000.00                       5      3,695,750.00        2.97
$950,000.01 - $1,000,000.00                     3      2,954,750.00        2.38
$1,000,000.01 >=                                6      8,699,000.00        6.99
--------------------------------------------------------------------------------
Total:                                        426   $124,389,531.00      100.00%
--------------------------------------------------------------------------------
Minimum: $20,000.00
Maximum: $1,524,000.00
Average: $291,994.20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                              COUNT               UPB           %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                              5       $191,804.00        0.15%
$50,000.01 - $100,000.00                       55      4,417,096.00        3.56
$100,000.01 - $150,000.00                      71      9,106,668.00        7.35
$150,000.01 - $200,000.00                      61     10,772,006.00        8.69
$200,000.01 - $250,000.00                      42      9,568,057.00        7.72
$250,000.01 - $300,000.00                      23      6,328,114.00        5.11
$300,000.01 - $350,000.00                      36     11,913,241.00        9.61
$350,000.01 - $400,000.00                      32     12,123,073.00        9.78
$400,000.01 - $450,000.00                      27     11,467,631.00        9.25
$450,000.01 - $500,000.00                      17      8,054,010.00        6.50
$500,000.01 - $550,000.00                      17      9,025,443.00        7.28
$550,000.01 - $600,000.00                      15      8,640,266.00        6.97
$600,000.01 - $650,000.00                      10      6,334,357.00        5.11
$650,000.01 - $700,000.00                       1        686,919.00        0.55
$700,000.01 - $750,000.00                       5      3,684,772.00        2.97
$950,000.01 - $1,000,000.00                     3      2,948,881.00        2.38
$1,000,000.01 >=                                6      8,666,725.00        6.99
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Minimum: $19,919.72
Maximum: $1,516,694.15
Average: $290,913.29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                  COUNT               UPB           %
--------------------------------------------------------------------------------
5.751% - 6.000%                               316    $68,599,712.00       55.35%
6.001% - 6.250%                                57     29,098,751.00       23.48
6.251% - 6.500%                                53     26,230,599.00       21.17
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Minimum: 5.780%
Maximum: 6.500%
Weighted Average: 6.106%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                    COUNT               UPB           %
--------------------------------------------------------------------------------
5.501% - 5.750%                               326    $73,047,991.00       58.94%
5.751% - 6.000%                                63     32,107,685.00       25.91
6.001% - 6.250%                                37     18,773,385.00       15.15
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Minimum: 5.530%
Maximum: 6.170%
Weighted Average: 5.801%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                   COUNT               UPB           %
--------------------------------------------------------------------------------
360 - 360                                     426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas    Sep 8, 2004 11:32                    Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; (less FHA/VA); '; AF30; '; '; '; '
================================================================================


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity           COUNT               UPB           %
--------------------------------------------------------------------------------
301 - 359                                     426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Minimum: 346
Maximum: 359
Weighted Average: 356
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                   COUNT               UPB           %
--------------------------------------------------------------------------------
1 - 1                                          16     $6,619,000.00        5.34%
2 - 2                                          52     16,546,089.00       13.35
3 - 3                                         114     28,809,536.00       23.25
4 - 4                                         104     27,434,664.00       22.14
5 - 5                                          98     27,899,749.00       22.51
6 - 6                                          25      9,141,675.00        7.38
7 - 12                                         16      7,224,394.00        5.83
13 - 24                                         1        253,955.00        0.20
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Minimum: 1
Maximum: 14
Weighted Average: 4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                 COUNT               UPB           %
--------------------------------------------------------------------------------
540 - 549                                       1       $129,603.00        0.10%
570 - 579                                       4        847,198.00        0.68
580 - 589                                       2        355,124.00        0.29
590 - 599                                       6      1,109,853.00        0.90
600 - 609                                       8      1,552,865.00        1.25
610 - 619                                       9      1,752,430.00        1.41
620 - 629                                      11      3,406,299.00        2.75
630 - 639                                      24      6,785,070.00        5.47
640 - 649                                      21      5,531,031.00        4.46
650 - 659                                      18      4,652,023.00        3.75
660 - 669                                      36      8,327,905.00        6.72
670 - 679                                      20      7,326,808.00        5.91
680 - 689                                      23      7,653,901.00        6.18
690 - 699                                      29      7,151,010.00        5.77
700 - 709                                      29      6,694,614.00        5.40
710 - 719                                      23      7,524,065.00        6.07
720 - 729                                      32     11,555,572.00        9.32
730 - 739                                      14      3,934,668.00        3.17
740 - 749                                      25      7,431,892.00        6.00
750 - 759                                      28     10,904,078.00        8.80
760 - 769                                      18      6,471,444.00        5.22
770 - 779                                      13      4,367,388.00        3.52
780 - 789                                      13      3,781,915.00        3.05
790 - 799                                      13      3,014,389.00        2.43
800 - 809                                       6      1,667,915.00        1.35
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Minimum: 542
Maximum: 807
Weighted Average: 705
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                         COUNT               UPB           %
--------------------------------------------------------------------------------
15.001% - 20.000%                               3       $269,367.00        0.22%
20.001% - 25.000%                               1        386,516.00        0.31
25.001% - 30.000%                               4      1,024,575.00        0.83
30.001% - 35.000%                               4      1,676,753.00        1.35
35.001% - 40.000%                               3        313,308.00        0.25
40.001% - 45.000%                               2        474,124.00        0.38
45.001% - 50.000%                               7      1,769,995.00        1.43
50.001% - 55.000%                              16      4,622,343.00        3.73
55.001% - 60.000%                              18      4,849,595.00        3.91
60.001% - 65.000%                              30     10,336,261.00        8.34
65.001% - 70.000%                              42     15,853,378.00       12.79
70.001% - 75.000%                              46     18,469,019.00       14.90
75.001% - 80.000%                             138     40,703,065.00       32.84
80.001% - 85.000%                               2        912,055.00        0.74
85.001% - 90.000%                              27     10,098,694.00        8.15
90.001% - 95.000%                               9      1,380,952.00        1.11
95.001% - 100.000%                             74     10,789,060.00        8.71
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Minimum: 16.67%
Maximum: 100.00%
Weighted Average: 74.48%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                COUNT               UPB           %
--------------------------------------------------------------------------------
15.001% - 20.000%                               2       $249,448.00        0.20%
20.001% - 25.000%                               1        386,516.00        0.31
25.001% - 30.000%                               4      1,024,575.00        0.83
30.001% - 35.000%                               4      1,676,753.00        1.35
35.001% - 40.000%                               3        313,308.00        0.25
40.001% - 45.000%                               2        474,124.00        0.38
45.001% - 50.000%                               6      1,406,753.00        1.14
50.001% - 55.000%                              15      4,022,343.00        3.25
55.001% - 60.000%                              18      4,849,595.00        3.91
60.001% - 65.000%                              26      7,313,706.00        5.90
65.001% - 70.000%                              39     13,863,791.00       11.19
70.001% - 75.000%                              44     16,878,529.00       13.62
75.001% - 80.000%                             122     37,198,663.00       30.02
80.001% - 85.000%                               5      3,301,339.00        2.66
85.001% - 90.000%                              41     15,467,040.00       12.48
90.001% - 95.000%                              15      3,017,366.00        2.43
95.001% - 100.000%                             79     12,485,215.00       10.07
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Minimum: 17.86%
Maximum: 100.00%
Weighted Average: 76.24%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas    Sep 8, 2004 11:32                    Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; (less FHA/VA); '; AF30; '; '; '; '
================================================================================


--------------------------------------------------------------------------------
DTI                                         COUNT               UPB           %
--------------------------------------------------------------------------------
<= 0.000%                                     195    $56,289,576.00       45.42%
11.001% - 16.000%                               3        767,798.00        0.62
16.001% - 21.000%                               7      1,965,850.00        1.59
21.001% - 26.000%                              10      3,333,305.00        2.69
26.001% - 31.000%                              30      7,793,993.00        6.29
31.001% - 36.000%                              46     13,981,906.00       11.28
36.001% - 41.000%                              49     15,424,692.00       12.45
41.001% - 46.000%                              36     12,157,744.00        9.81
46.001% - 51.000%                              20      5,037,060.00        4.06
51.001% - 56.000%                              16      3,821,534.00        3.08
56.001% - 61.000%                               7      1,303,937.00        1.05
61.001% - 66.000%                               5      1,393,422.00        1.12
66.001% - 71.000%                               1        238,417.00        0.19
81.001% - 86.000%                               1        419,828.00        0.34
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 85.542%
Weighted Average: 38.601%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                    COUNT               UPB           %
--------------------------------------------------------------------------------
California                                     99    $39,526,640.00       31.89%
New York                                       57     20,927,776.00       16.89
Florida                                        29      5,424,921.00        4.38
New Jersey                                     17      4,738,449.00        3.82
Virginia                                       17      4,627,365.00        3.73
Minnesota                                      19      4,538,783.00        3.66
Massachusetts                                  11      4,301,847.00        3.47
Maryland                                       10      4,215,219.00        3.40
Georgia                                         9      3,336,762.00        2.69
Colorado                                       13      3,237,056.00        2.61
Washington                                     14      3,161,751.00        2.55
Pennsylvania                                   19      3,141,011.00        2.53
Arizona                                         7      1,854,080.00        1.50
Montana                                         6      1,646,702.00        1.33
Missouri                                        5      1,382,343.00        1.12
Connecticut                                     5      1,252,153.00        1.01
Nevada                                          3      1,162,452.00        0.94
Hawaii                                          3      1,126,685.00        0.91
Illinois                                        4      1,017,715.00        0.82
Oregon                                          5        989,782.00        0.80
Ohio                                            4        984,862.00        0.79
District Of Columbia                            3        914,776.00        0.74
Texas                                           7        859,050.00        0.69
North Carolina                                  5        822,329.00        0.66
Kentucky                                        4        811,767.00        0.66
Delaware                                        2        788,690.00        0.64
Wisconsin                                       4        778,104.00        0.63
South Carolina                                  2        649,155.00        0.52
Arkansas                                        6        603,851.00        0.49
Utah                                            4        579,253.00        0.47
Indiana                                         4        561,137.00        0.45
Idaho                                           3        463,608.00        0.37
Kansas                                          2        414,117.00        0.33
Maine                                           2        403,542.00        0.33
New Hampshire                                   2        397,525.00        0.32
Michigan                                        2        352,409.00        0.28
Alabama                                         3        293,131.00        0.24
Rhode Island                                    2        273,948.00        0.22
Wyoming                                         2        271,321.00        0.22
Tennessee                                       2        254,274.00        0.21
West Virginia                                   2        252,940.00        0.20
Iowa                                            2        195,259.00        0.16
Oklahoma                                        2        163,174.00        0.13
Mississippi                                     1         86,228.00        0.07
Louisiana                                       1         85,343.00        0.07
Nebraska                                        1         59,778.00        0.05
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                              COUNT               UPB           %
--------------------------------------------------------------------------------
States Not CA                                 327    $84,402,422.00       68.11%
South CA                                       63     25,471,951.00       20.55
North CA                                       36     14,054,689.00       11.34
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas    Sep 8, 2004 11:32                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; (less FHA/VA); '; AF30; '; '; '; '
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration                      COUNT               UPB           %
--------------------------------------------------------------------------------
92649                                           3     $2,271,032.00        1.83%
10002                                           2      1,888,248.00        1.52
90068                                           1      1,516,694.00        1.22
92067                                           1      1,495,810.00        1.21
31406                                           1      1,400,000.00        1.13
Other                                         418    115,357,277.00       93.08
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                COUNT               UPB           %
--------------------------------------------------------------------------------
Purchase                                      240    $64,267,269.00       51.86%
Cash Out Refi                                 129     40,371,656.00       32.58
Rate & Term Refi                               57     19,290,137.00       15.57
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                           COUNT               UPB           %
--------------------------------------------------------------------------------
No                                            297    $83,557,406.00       67.42%
Yes                                           129     40,371,656.00       32.58
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                                 COUNT               UPB           %
--------------------------------------------------------------------------------
Interest In Arrears                           404   $113,950,824.00       91.95%
Interest Only                                  22      9,978,238.00        8.05
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                               COUNT               UPB           %
--------------------------------------------------------------------------------
Stated Doc                                     77    $26,697,024.00       21.54%
No Doc                                        100     25,809,759.00       20.83
Stated Income Full Asset                       71     23,508,616.00       18.97
Full                                           54     21,431,293.00       17.29
No Ratio                                       32     10,010,589.00        8.08
Full Doc DU/LP                                 70      9,744,784.00        7.86
Alternate                                       6      2,725,356.00        2.20
No Income Verified                              4      1,422,580.00        1.15
Express                                         2        603,268.00        0.49
Limited Income Full Asset                       1        434,000.00        0.35
Reduced                                         3        431,855.00        0.35
Employment Verification Only                    2        422,869.00        0.34
No Income No Asset                              2        380,144.00        0.31
Asset Only                                      1        169,600.00        0.14
Income Only                                     1        137,325.00        0.11
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                               COUNT               UPB           %
--------------------------------------------------------------------------------
Single Family                                 329    $97,519,285.00       78.69%
Two Family                                     21      7,289,770.00        5.88
Low Rise Condo (2-4 floors)                    19      5,576,704.00        4.50
Pud                                            16      3,713,561.00        3.00
Condomimium                                    13      2,354,041.00        1.90
Coop                                           12      2,220,451.00        1.79
High Rise Condo (gt 8 floors)                   4      1,693,703.00        1.37
Three Family                                    3      1,266,831.00        1.02
Multifamily > 4 units                           1        638,997.00        0.52
Pud Attached                                    3        581,565.00        0.47
Four Family                                     2        506,602.00        0.41
Pud Detached                                    1        335,000.00        0.27
Single Family Attached                          2        232,552.00        0.19
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                   COUNT               UPB           %
--------------------------------------------------------------------------------
Owner Occupied                                400   $114,504,922.00       92.40%
Second Home                                    20      5,996,649.00        4.84
Investor Occupied                               6      3,427,491.00        2.77
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                 COUNT               UPB           %
--------------------------------------------------------------------------------
0.000                                         246    $71,921,020.00       58.03%
12.000                                          2      2,227,781.00        1.80
24.000                                        151     41,180,122.00       33.23
36.000                                         12      2,964,046.00        2.39
60.000                                         15      5,636,093.00        4.55
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
wa Term: 11.780
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                COUNT               UPB           %
--------------------------------------------------------------------------------
Not a Balloon Loan                            423   $122,710,731.00       99.02%
                                                3      1,218,331.00        0.98
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                               COUNT               UPB           %
--------------------------------------------------------------------------------
1                                             426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                               COUNT               UPB           %
--------------------------------------------------------------------------------
Amerin                                         11     $4,986,789.00        4.02%
GEMICO                                         14      2,598,286.00        2.10
MGIC                                            2        286,131.00        0.23
PMI Mortgage Insurance                         16      5,277,148.00        4.26
Republic Mortgage Insurance                     1        167,650.00        0.14
Triad Guaranty Insurance Co.                    2        666,777.00        0.54
United Guaranty                                66      9,197,981.00        7.42
LTV <=80                                      314    100,748,300.00       81.30
--------------------------------------------------------------------------------
Total:                                        426   $123,929,062.00      100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas    Sep 8, 2004 11:32                    Page 4 of 4